East West Bancorp, Inc. Fourth Quarter and Full Year 2025 Earnings Presentation January 22, 2026

Forward-Looking Statements and Additional Information In this presentation, “we”, “our”, “us”, “East West” and the “Company” refer to East West Bancorp, Inc., and its consolidated subsidiaries unless the context indicates otherwise. Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current assumptions, beliefs, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond our control. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake, and specifically disclaims, any obligation to update or revise any forward-looking statements, whether written or oral, except as required by law. Basis of Presentation The preparation of the Company’s consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Although we believe that this information is accurate and reliable, we have not independently verified such information. Forward-looking information that we have obtained from these sources is subject to the same uncertainties and qualifications as other forward-looking statements contained herein. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in the appendix to this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies. 2

Full Year and 4Q25 Financial Highlights 3 Record 2025 net income of $1.325 billion, $9.52 diluted full-year earnings per share 4Q25 net income of $356 million, $2.55 diluted quarterly earnings per share ▪ Grew EOP deposits $3.9bn Y-o-Y (6.2%) − 8%+ growth in noninterest-bearing and time deposits ▪ Grew EOP loans $3.2bn Y-o-Y (5.9%) − Growth in C&I and residential mortgage bolstering diversification ▪ Record full-year NII of $2.6bn and noninterest income of $379mm ▪ Record full-year fee income of $348mm (+12.0%) − Notable strength in wealth management, customer derivative income, and deposit account fees ▪ Full-year net charge-offs of 11bps ▪ Criticized loans to loans HFI down 13bps Q-o-Q to 2.01% ▪ Nonperforming assets broadly stable at 26bps ▪ ALLL steady at 1.42% ▪ 4Q25 credit provision of $30mm Prudent Balance Sheet Growth Record Full-Year NII, Fees, and Noninterest Income Resilient Asset Quality Position of Significant Strength (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ Book value per share up 16% Y-o-Y, tangible book value per share1 up 17% Y-o-Y ▪ Full-year 16% ROACE (17% ROTCE)1 ▪ Raising quarterly dividend to $0.80 from $0.60, a 33% increase ▪ 10.5% Tangible Common Equity (TCE)1 ratio

4 Year CAGRs +11% 8.5 9.5 16.3 21.4 24.29.3 9.6 9.8 9.5 9.3 12.4 12.4 11.7 14.0 15.721.3 22.8 17.2 14.8 15.6 $51.5 $54.3 $55.0 $59.7 $64.8 2021 2022 2023 2024 2025 Deposits 4 Grew end-of-period deposits 6% Y-o-Y, with over $500 million of Q-o-Q growth in noninterest-bearing demand ($ in billions) Average Deposits End of Period Deposit Growth by Category (3Q25 to 4Q25) ($ in millions) +12% -2% +5% 13% Noninterest-bearing Demand (DDA) MMDA IB Checking & Savings Time 4 Year CAGR +6% $(170) $(7) $117 $555 Money Market Time IB Checking & Savings Noninterest-bearing Demand Q-o-Q +1% +1% +3% 0% -1% Y-o-Y +9% 4 Year CAGRs +11% +4% 0% +8% +9% Y-o-Y +6%

4 Year CAGRs +11% $75 $142 $245 $649 Multifamily CRE (ex. Multifamily) Residential mortgage & other consumer C&I 12.1 13.6 15.0 15.2 15.7 3.2 4.3 4.8 5.1 5.0 10.7 12.4 14.2 15.6 16.5 13.7 15.0 15.5 16.5 17.4 $39.7 $45.3 $49.5 $52.4 $54.6 2021 2022 2023 2024 2025 Loans 5 Bolstered diversification with prudent Y-o-Y and Q-o-Q growth in our focus categories ($ in billions) Average Loans End of Period Loan Growth by Category (3Q25 to 4Q25) ($ in millions) +6% +3% +6% -1% C&I CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily Q-o-Q +2% +1% +1% +1% +4% Y-o-Y +4%4 Year CAGR +8% 4 Year CAGRs +11% +6% +3% +7% +5% Y-o-Y +6%

Net Interest Income & Net Interest Margin 6 Strong deposit mix trends supported margin and income Q-o-Q ($ in millions) Net Interest Income (NII) & Net Interest Margin (NIM) End of Period Deposit Cost (2Q24 to 4Q25) 2.94% 3.92% 2.84% 3.73% 2.59% 3.43% 2.51% 3.30% 2.48% 3.25% 2.39% 3.15% 2.16% 2.87% Cost of Deposits Cost of Interest-bearing Deposits 06.30.24 09.30.24 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 $588 $600 $617 $678 $645 $658 3.24% 3.35% 3.35% 3.53% 3.36% 3.41% 4Q24 1Q25 2Q25 Reported 3Q25 3Q25 Adj. 4Q25 NII NIM Adjusted NII and NIM1 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

4 Year CAGRs +11% Y-o-Y +12% 78 79 84 98 108 76 95 94 104 11211 15 23 15 19 44 41 48 54 59 26 28 27 39 50 $235 $258 $276 $310 $348 2021 2022 2023 2024 2025 Fee Income1 Fee Income 7 Sustained execution supported strong Y-o-Y growth ($ in millions) (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on AFS debt securities; other investment income and other income Highlights Wealth Management Fees Customer Derivative Income +10% +29% +28% +8% +8% Commercial and Consumer Deposit-Related Fees Lending and Loan Servicing Fees Foreign Exchange Income ▪ Record full-year fee income1 of $348mm, up $37mm or +12% Y-o-Y − Y-o-Y growth in wealth management, customer derivatives, lending fees, and foreign exchange income up by a combined ~$29mm, reflecting higher customer activity − Commercial and consumer deposit- related fees up nearly $8mm Y-o-Y, reflecting higher treasury management and service-related fee income 4 Year CAGR +10%

4 Year CAGRs +11% 63 63 63 64 66 34 45 76 84 76 143 160 184 196 220 434 478 509 551 619 70 9 $674 $746 $902 $904 $972 2021 2022 2023 2024 2025 Total Operating Noninterest Expense1 Operating Expense & Efficiency 8 Maintained best-in-class efficiency ($ in millions) (1) Total noninterest expense excluding amortization of tax credit and CRA investments (2) Calculation and deposit expenses exclude FDIC special assessment charge (reversal) of $70 million, $9 million, and $(9) million for 2023, 2024, and 2025, respectively Highlights Efficiency Ratio and Operating Noninterest Expense/Average Assets Ratio1 Compensation and Employee Benefits Computer and Software Related Expenses, All Other Occupancy and Equipment Deposit-Related Expenses2 +3% +12% +12% -10% ▪ Full-year total operating noninterest expense1 of $972mm, up 7% Y-o-YY-o-Y +7% FDIC Special Assessment 36.4% 35.6% 34.5% 1.20% 1.31% 1.21% 2Q25 3Q25 4Q25 Efficiency Ratio Op. Noninterest Expense / Avg. Assets 4 Year CAGR2 +10% (9)

1.35% 1.38% 1.34% 1.38% 1.40% 0.83% 0.91% 0.81% 0.76% 0.61% 2.18% 2.29% 2.15% 2.14% 2.01% 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 Classified loans / Loans HFI Special mention loans / Loans HFI $70 $49 $45 $36 $30 $64 $15 $15 $18 $12 $- $10 $20 $30 $40 $50 $60 $70 $80 4Q24 1Q25 2Q25 3Q25 4Q25 Provision for credit losses Net charge- offs Asset Quality Metrics 9 Resilient credit – measures holding at low absolute levels Provision for Credit Losses & Net Charge-offs ($ in millions) Nonperforming Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.26% 0.24% 0.22% 0.25% 0.26% 86 76 72 70 52 54 67 58 57 47 19 10 9 30 67 35 29 33 44 42 $194 $182 $172 $201 $208 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 OREO and Other CRE Resi. mortgage & consumer C&I Annual NCO ratio 0.26% 0.11% FY2024 FY2025 2.05% 4.28% 1.16% 0.54% 2.47% 4.06% 0.31% 0.49% 2.32% 3.78% 0.28% 0.50% C&I CRE (ex. Multifamily) Multifamily Resi mortgage & consumer

Allowance for Loan Losses 10 ALLL ratio remains stable, increased $19mm reflecting Q-o-Q loan growth Highlights ▪ ALLL ratio remains stable ‒ Increased reserves by $19mm Q-o-Q, primarily reflecting Q-o-Q net loan growth, with the ALLL ratio remaining unchanged at 1.42% ‒ Increased C&I reserves while decreasing total CRE and residential mortgage reserves, primarily reflecting changes in the economic forecast Allowance for Loan Losses (ALLL) ($ in millions) Composition of ALLL by Portfolio ($ in millions) 12.31.24 09.30.25 12.31.25 Loan category ALLL ALLL ratio ALLL ALLL ratio ALLL ALLL ratio C&I $ 384 2.21% $ 442 2.45% $ 476 2.55% Total CRE 268 1.32 281 1.33 273 1.29 Multifamily 32 0.65 35 0.70 36 0.72 Office 68 3.20 64 2.93 62 2.78 All Other CRE 168 1.27 182 1.31 175 1.26 Resi mortgage & consumer 50 0.31 68 0.41 61 0.36 Total loans $ 702 1.31% $ 791 1.42% $ 810 1.42% $702 $735 $760 $791 $810 1.31% 1.35% 1.38% 1.42% 1.42% 12.31.24 03.31.25 06.30.25 09.30.25 12.31.25 ALLL ALLL/Loans HFI

15.6% 15.6% 15.8% 16.1% 16.4% Total Capital Ratio 14.3% 14.3% 14.5% 14.8% 15.1% CET1 Ratio 10.4% 10.5% 10.6% 10.7% 10.9% Leverage Ratio 9.6% 9.9% 10.0% 10.2% 10.5% Tangible Common Equity Ratio 03.31.25 Capital 11 Position of significant strength Highlights 12.31.24 09.30.2506.30.25 ▪ Declared 1Q26 dividend of $0.80 ‒ Payable on February 17, 2026 to shareholders of record on February 2, 2026 ▪ Strong book value growth ‒ Up 16% Y-o-Y, tangible book value1 up 17% Y-o-Y ▪ Repurchased $1mm shares in 4Q25 ‒ $215 million of East West’s share repurchase authorization remains available; we remain opportunistic Regulatory well capitalized requirement Tangible Common Equity Ratio1 Regulatory Capital Ratios2 6.5% 5.0% 10.0% 12.31.253 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press release (2) The Company applied the 2020 Current Expected Credit Losses (“CECL”) transition provision in the December 31, 2024 regulatory capital ratio calculations. The CECL transition provision permitted certain banking organizations to exclude from regulatory capital the initial adoption impact of CECL, plus 25% of the cumulative changes in the allowance for credit losses under CECL for each period until December 31, 2021, followed by a three-year phase-out period in which the aggregate benefit was reduced by 25% in 2022, 50% in 2023 and 75% in 2024. The CECL transition was no longer in effect as of January 1, 2025. (3) The Company’s December 31, 2025 regulatory capital ratios and Risk-Weighted Assets (RWA) are preliminary

Management Outlook: Full Year 2026 12(1) Total noninterest expense excluding amortization of tax credit and CRA investments Earnings Drivers FY 2025 Results FY 2026 Expectations Interest Rate Outlook - ▪ Assumes December 31st forward curve End of Period Loans 6% ($56.9bn) ▪ Growing 5% to 7% Y-o-Y Net Interest Income 12% ($2.55bn) ▪ Growing 5% to 7% Y-o-Y Total Operating Noninterest Expense1 7% ($972mm) ▪ Growing 7% to 9% Y-o-Y Net Charge-offs 11bps ▪ In the range of 20bps to 30bps Tax Items 23% $75mm ▪ Effective tax rate of 22% to 23% ▪ Amortization of tax credit and CRA investment expense of $85 - 95 million Best-in-Class Efficiency Top Quartile Returns FY 2026 Expectation

Appendix

# East West at a Glance

| 12.31.25 | 12.31.25 | 12.31.25 | 4Q25 |
|---|---|---|---|
| ~$15B Market Cap | $80B Assets | $67B Deposits | 17% ROTCE[1] |

**A Leading Regional Bank with Cross-Border Capabilities...**

- Headquartered in Pasadena, California
- Founded in 1973 - over 50 years in operation
- Over 25 years on Nasdaq
- Roots in the U.S. Asian-American immigrant community, expanded to bridge businesses across the Pacific
- Award-winning Company
  - #1 Top Performing Bank in 2025, $50+ Billion (Bank Director), marking our 3rd consecutive year
  - Top 3 Performing Banks in 2025, $50+ Billion (American Banker)

**...Well Positioned in Dense, Attractive Markets...**



Key Markets
WA
CA
NV
TX
IL
GA
NY
MA

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's earnings press release

EASTWESTBANK
14

1% 2% 2% 4% 4% 7% 8% 9% 2% 2% 2% 2% 4% 4% 4% 7% (as % of Total Loans, 12.31.25) Commercial Loans by Type Diversified Loan Portfolio 15 70% of loans support commercial customers, with broad diversification across industry and asset types (1) Industries with 1% of total loans outstanding: Healthcare Services, Tech & Telecom, Hospitality & Leisure, Oil & Gas, Art Finance, Equipment Finance Industries with 1% of total loans outstanding1 CRE $21.3bn C&I $18.6bn Total Loan Portfolio $56.9bn Media & Entertainment Capital Call Lending Real Estate Investment & Mgmt. Infrastructure & Clean Energy General Industrial Multifamily Retail Hotel Office All other CRE Healthcare Construction and Land Manufacturing and Wholesale Financial Services Food Production and Distribution Resi. Mortgage and other consumer $17.0 30% CRE $21.3 37% C&I $18.6 33%

<=50% 49% >50% to 55% 15% >55% to 60% 15% >60% to 65% 12% >65% to 70% 5% >70% 4% Commercial Real Estate Portfolio Detail 16 Our CRE portfolio is granular - many loans have full recourse and personal guarantees 49% Average LTV1 Distribution by Loan-to-Value (LTV)1 Size and LTV by Property Type (as of 12.31.25) (as of 12.31.25) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.1 50% $2 Retail 4.5 47 3 Industrial 4.2 46 4 Hotel 2.5 51 9 Office 2.2 52 4 Healthcare 0.9 51 4 Other 1.1 49 4 Construction & Land2 0.8 50 14 Total CRE $21.3 49% $3 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment

38% 6% 12% 8% 6% 2% 2% 4% 6% 9% CRE Office – Additional Information 17 Our office portfolio has low LTVs across segments and low average loan sizes CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment (as of 12.31.25) (as of 12.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $389 10 $39 55% $20mm - $30mm 384 16 24 58 $10mm - $20mm 490 34 14 55 $5mm - $10mm 436 60 7 52 <$5mm 535 396 1 43 Total $2,234 516 $4 52% Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 3% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods

30% 3% 19% 9% 2% 4% 6% 3% 4% 3% 12% CRE Retail – Additional Information 18 Our retail portfolio has a weighted average LTV profile of 47% CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 12.31.25) (as of 12.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $228 6 $38 46% $20mm - $30mm 548 22 25 58 $10mm - $20mm 816 60 14 48 $5mm - $10mm 790 116 7 47 <$5mm 2,127 1,526 1 44 Total $4,509 1,730 $3 47% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCalOther Bay Area San Francisco, Other CA Houston Dallas, 2% Manhattan Other TX, 2% Washington Other Regions Other NY New Jersey, 1%

31% 3% 13% 7% 5% 6% 6% 3% 1% 5% 3% 4% 3% 6% Oklahoma, 2% CRE Multifamily – Additional Information 19 Our multifamily portfolio is amongst our most granular CRE Multifamily: Geographic Mix by Metro Area CRE Multifamily by Size Segment (as of 12.31.25) (as of 12.31.25) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) Weighted Avg. LTV (%) >$30mm $730 18 $41 59% $20mm - $30mm 647 27 24 55 $10mm - $20mm 608 45 14 53 $5mm - $10mm 724 104 7 53 <$5mm 2,403 2,606 1 45 Total $5,112 2,800 $2 50% Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Arizona Nevada Other Regions Washington Manhattan, 2% Other NY Other Texas, 1%

Southern California 42% Northern California 17% New York 23% Washington 6% Texas 3% Other 9% <=50% 52% >50% to 55% 12% >55% to 60% 24% >60% 12% Residential Mortgage Portfolio 20 Our residential mortgage portfolio benefits from both low LTVs and smaller average loan size Resi. Mortgage Distribution by LTV1 Portfolio Highlights as of 12.31.25 (as of 12.31.25) Outstandings ▪ $16.9bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y Originations ▪ $0.8bn in 4Q25 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $15.0bn loans outstanding ▪ +1% Q-o-Q and +6% Y-o-Y HELOC ▪ $1.9bn loans outstanding ▪ $3.6bn in undisbursed commitments ▪ 35% utilization as of 12.31.25 ▪ 75% of commitments in first lien position Resi. Mortgage Distribution by Geography3 50% Average LTV1 $439,000 Average loan size2 (as of 12.31.25) (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size

$0.5 $0.1 $4.2 $11.3 100% RWA 50% RWA 20% RWA 0% RWA $13.8 $14.7 $15.4 $15.5 $16.1 $5.0 $4.5 $4.1 $5.3 $4.8 $18.8 $19.2 $19.5 $20.8 $20.9 3.98% 4.08% 4.02% 4.05% 3.99% 4Q24 1Q25 2Q25 3Q25 4Q25 Total Securities Cash, Equivalent, and Resale Agreements Total Securities Average Yield Average Total Securities Portfolio and Cash Cash and Securities 21 Strong on balance sheet liquidity levels ($ in billions) ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support − Total securities average yield down 6bps Q-o-Q − 97% of investment portfolio 0% - 20% risk-weighted (HQLA) − 66% fixed-rate securities, 34% floating Highlights Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution ($ in billions, as of 12.31.25) $16.1bn Securities Portfolio

5.86% 5.94% 5.93% 5.90% 5.84% 6.22% 6.20% 6.24% 6.23% 6.07% 7.42% 7.06% 7.02% 7.71% 6.68% 20% 22% 32% 26% Fixed rate Hybrid in fixed rate period Variable - SOFR Variable - Prime, all other rates Loan Yields 22 Loan Portfolio by Index Rate (as of 12.31.25) Average C&I Loan Rate Average Residential Mortgage Loan Rate Average CRE Loan Rate 91% variable rate 58%* variable rate *49% had customer-level interest rate derivative contracts SFR: 47% hybrid in fixed-rate period & 39% fixed rate 01.08.26 rate sheet price for 30-year fixed: 6.375% Total fixed rate and hybrid in fixed period: 42% 4Q24 1Q25 2Q25 3Q25 4Q25 4Q24 1Q25 2Q25 3Q25 4Q25

4.31% 3.93% 3.79% 3.71% 3.59% Time 3.32% 3.17% 3.25% 3.21% 2.83% Money Market 2.82% 2.51% 2.48% 2.47% 2.20% Interest-bearing Checking 2.75% 2.54% 2.52% 2.49% 2.30% 3.63% 3.34% 3.31% 3.26% 3.05% 3.71% 3.43% 3.39% 3.34% 3.11% 4Q24 1Q25 2Q25 3Q25 4Q25 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities Average Deposit and Liability Cost Deposit and Funding Cost 23 Average Deposit Rate by Portfolio 4Q24 1Q25 2Q25 3Q25 4Q25

Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Management believes that presenting the adjusted net interest margin that excludes the Q3 2025 impact of discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans provide clarity to financial statement users regarding the changes in yields and margins, and allows comparability to current and prior periods. Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net interest margin Net interest income (a) $ 657,824 $ 677,530 $ 587,626 $ 2,552,629 $ 2,278,716 Less: Loan payoff discount accretion and interest recoveries - (32,296) - (32,296) - Adjusted net interest income (b) $ 657,824 $ 645,234 $ 587,626 $ 2,520,333 $ 2,278,716 Average interest-earning assets (c) $ 76,643,821 $ 76,206,138 $ 72,150,099 $ 74,882,487 $ 69,718,884 Net interest margin (a)/(c) 3.41%1 3.53%1 3.24%1 3.41% 3.27% Adjusted net interest margin (b)/(c) 3.41%1 3.36%1 3.24%1 3.37% 3.27% (1) Annualized.

# Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Adjusted net income and adjusted diluted EPS represent net income and diluted EPS adjusted for the following tax-effected impacts: discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans, change in equity award expense recognition for retirement eligible employees, FDIC special assessment and DC Solar adjustments; and the impact of the CA SSF. Management believes that presenting the computations of the adjusted net income, adjusted diluted EPS, adjusted return on average assets and adjusted return on average common equity that exclude the aforementioned tax-effected adjustments and the impact of the CA SSF provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods.

- Discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans are included in Interest and dividend income on the Condensed Consolidated Statement of Income.
- During the fourth and third quarters of 2025, the Company recorded $4 million and $27 million, respectively, of additional compensation due to the change in equity award expense recognition for retirement eligible employees (included in Compensation and employee benefits on the Condensed Consolidated Statement of Income).
- FDIC special assessment reversals/charges are included in Deposit insurance premiums and regulatory assessments on the Condensed Consolidated Statement of Income.
- Recoveries related to the Company's investment in DC Solar are included in Amortization of tax credit and CRA investments, Other investment income (as applicable) and Other operating expense (as applicable) on the Condensed Consolidated Statement of Income.

| | | Three Months Ended | | | Year Ended | |
|---|---|---|---|---|---|---|
| | | December 31, 2025 | September 30, 2025 | December 31, 2024 | December 31, 2025 | December 31, 2024 |
| Net income | (a) | $ 356,271 | $ 368,394 | $ 293,115 | $ 1,325,188 | $ 1,165,586 |
| Less: Loan payoff discount accretion and interest recoveries | (b) | - | (32,296) | - | (32,296) | - |
| Add: Change in equity award expense recognition for retirement eligible employees | (b) | 4,328 | 27,141 | - | 31,469 | - |
| Less/Add: FDIC special assessment (reversal) charge | (b) | (6,874) | (1,927) | (3,385) | (8,801) | 8,800 |
| Less: DC Solar recoveries | (b) | (4,997) | (50) | (343) | (5,047) | (14,690) |
| Tax effects of adjustments[1] | (b) | 2,114 | 2,010 | 1,109 | 4,112 | 1,751 |
| Add: Impact of the CA SSF | (b) | - | - | - | 6,391 | - |
| Adjusted net income | (c)=(a)+∑(b) | $ 350,842 | $ 363,272 | $ 290,496 | $ 1,321,016 | $ 1,161,447 |
| | | | | | | |
| Diluted weighted-average number of shares outstanding | (d) | 139,102 | 138,942 | 139,883 | 139,130 | 139,958 |
| Diluted EPS | (e) | $ 2.55 | $ 2.65 | $ 2.10 | $ 9.52 | $ 8.33 |
| Less: Loan payoff discount accretion and interest recoveries | (f) | - | (0.23) | - | (0.23) | - |
| Add: Change in equity award expense recognition for retirement eligible employees | (f) | 0.03 | 0.19 | - | 0.23 | - |
| Less/Add: FDIC special assessment (reversal) charge | (f) | (0.05) | (0.01) | (0.03) | (0.06) | 0.06 |
| Less: DC Solar recoveries | (f) | (0.03) | - | - | (0.04) | (0.10) |
| Tax effects of adjustments[1] | (f) | 0.02 | 0.01 | 0.01 | 0.03 | 0.01 |
| Add: Impact of the CA SSF | (f) | - | - | - | 0.04 | - |
| Adjusted diluted EPS | (g)=(e)+∑(f) | $ 2.52 | $ 2.61 | $ 2.08 | $ 9.49 | $ 8.30 |

EASTWESTBANK

(1) Applied statutory tax rate of 28.02% for the three and twelve months ended December 31, 2025. Applied statutory tax rate of 28.18% for the three months ended September 30, 2025. Applied statutory tax rate of 29.73% for the three and twelve months ended December 31, 2024.

25

Appendix: GAAP to Non-GAAP Reconciliation (Continued from Slide 25) 26 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) (1) Annualized. Three Months Ended Year Ended December 31, 2025 September 30, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Average total assets (h) $ 79,741,088 $ 79,310,698 $ 75,121,440 $ 77,899,862 $ 72,821,842 Average stockholders' equity (i) $ 8,774,315 $ 8,381,214 $ 7,731,324 $ 8,276,408 $ 7,315,174 Return on average assets (a)/(h) 1.77%1 1.84%1 1.55%1 1.70% 1.60% Adjusted return on average assets (c)/(h) 1.75%1 1.82%1 1.54%1 1.70% 1.59% Return on average common equity (a)/(i) 16.11%1 17.44%1 15.08%1 16.01% 15.93% Adjusted return on average common equity (c)/(i) 15.86%1 17.20%1 14.95%1 15.96% 15.88%

# Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company's performance. Non-GAAP measures used consist of FTE net interest income and total revenue. The FTE adjustment relates to tax exempt interest on certain investment securities and loans. Adjusted total revenue and adjusted total revenue (FTE) reflect the adjustments related to the discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans and DC Solar recoveries (as applicable). Adjusted noninterest expense reflects the change in equity award expense recognition for retirement eligible employees, the FDIC special assessment and DC Solar recoveries.

Efficiency ratio (FTE) represents noninterest expense divided by total revenue (FTE). Adjusted efficiency ratio and adjusted efficiency ratio (FTE) reflect the impacts of the aforementioned adjustments. Pre-tax, pre-provision income represents total revenue (FTE) less noninterest expense. Adjusted pre-tax, pre-provision income represents adjusted total revenue (FTE) less adjusted noninterest expense.

| | | Three Months Ended | | | Year Ended | |
|---|---|---|---|---|---|---|
| | | December 31, 2025 | September 30, 2025 | December 31, 2024 | December 31, 2025 | December 31, 2024 |
| Net interest income before provision for credit losses | (a) | $ 657,824 | $ 677,530 | $ 587,626 | $ 2,552,629 | $ 2,278,716 |
| FTE adjustment | (b) | 830 | 1,887 | 1,276 | 5,466 | 4,767 |
| FTE net interest income before provision for credit losses | (c)=(a)+(b) | 658,654 | 679,417 | 588,902 | 2,558,095 | 2,283,483 |
| Total noninterest income | (d) | 100,430 | 100,517 | 88,166 | 379,227 | 335,218 |
| Total revenue | (e)=(a)+(d) | 758,254 | 778,047 | 675,792 | 2,931,856 | 2,613,934 |
| Total revenue (FTE) | (f)=(c)+(d) | $ 759,084 | $ 779,934 | $ 677,068 | $ 2,937,322 | $ 2,618,701 |
| Less: Loan payoff discount accretion and interest recoveries | (g) | - | (32,296) | - | (32,296) | - |
| Less: DC Solar recoveries[1] | (g) | (3,337) | - | - | (3,337) | - |
| Adjusted total revenue | (h)=(e)+∑(g) | 754,917 | 745,751 | 675,792 | 2,896,223 | 2,613,934 |
| Adjusted total revenue (FTE) | (i)=(f)+∑(g) | $ 755,747 | $ 747,638 | $ 677,068 | $ 2,901,689 | $ 2,618,701 |
| | | | | | | |
| Total noninterest expense | (j) | $ 261,305 | $ 276,923 | $ 249,968 | $ 1,046,396 | $ 958,073 |
| Less: Change in equity award expense recognition for retirement eligible employees | (k) | (4,328) | (27,141) | - | (31,469) | - |
| Add/less: FDIC special assessment reversal (charge) | (k) | 6,874 | 1,927 | 3,385 | 8,801 | (8,800) |
| Add: DC Solar recoveries[2] | (k) | 1,660 | 50 | 343 | 1,710 | 14,690 |
| Adjusted noninterest expense | (l)=(j)+∑(k) | $ 265,511 | $ 251,759 | $ 253,696 | $ 1,025,438 | $ 963,963 |
| | | | | | | |
| Efficiency ratio | (j)/(e) | 34.46% | 35.59% | 36.99% | 35.69% | 36.65% |
| Adjusted efficiency ratio | (l)/(h) | 35.17% | 33.76% | 37.54% | 35.41% | 36.88% |
| Efficiency ratio (FTE) | (j)/(f) | 34.42% | 35.51% | 36.92% | 35.62% | 36.59% |
| Adjusted efficiency ratio (FTE) | (l)/(i) | 35.13% | 33.67% | 37.47% | 35.34% | 36.81% |
| Pre-tax, pre-provision income | (f)-(j) | $ 497,779 | $ 503,011 | $ 427,100 | $ 1,890,926 | $ 1,660,628 |
| Adjusted pre-tax, pre-provision income | (i)-(l) | $ 490,236 | $ 495,879 | $ 423,372 | $ 1,876,251 | $ 1,654,738 |

EASTWEST BANK

(1) Included in Other investment income for the three and twelve months ended December 31, 2025.
(2) Amounts were included in Amortization of tax credit and CRA investments, except for $700 thousand which was included in Other operating expense for the three and twelve months ended December 31, 2025.

27

Appendix: GAAP to Non-GAAP Reconciliation 28 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and mortgage servicing assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion. December 31, 2025 September 30, 2025 December 31, 2024 Common stock $ 170 $ 170 $ 170 Additional paid-in capital 2,111,316 2,096,227 2,030,712 Retained earnings 8,301,522 8,028,882 7,311,542 Treasury stock (1,168,196) (1,166,922) (1,034,110) Accumulated other comprehensive income: AFS debt securities net unrealized losses (353,233) (383,621) (542,152) Cash flow hedges net unrealized gains (losses) 28,209 30,425 (20,787) Foreign currency translation adjustments (20,586) (22,361) (22,321) Total accumulated other comprehensive loss (345,610) (375,557) (585,260) Stockholders' equity (a) $ 8,899,202 $ 8,582,800 $ 7,723,054 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,119) (4,362) (5,234) Tangible book value (b) $ 8,429,386 $ 8,112,741 $ 7,252,123 Number of common shares at period-end (c) 137,579 137,568 138,437 Book value per share (a)/(c) $ 64.68 $ 62.39 $ 55.79 Tangible book value per share (b)/(c) $ 61.27 $ 58.97 $ 52.39 Total assets (d) $ 80,434,997 $ 79,669,531 $ 75,976,475 Less: Goodwill (465,697) (465,697) (465,697) Mortgage servicing assets (4,119) (4,362) (5,234) Tangible assets (e) $ 79,965,181 $ 79,199,472 $ 75,505,544 Total stockholders' equity to assets ratio (a)/(d) 11.06% 10.77% 10.17% TCE ratio (b)/(e) 10.54% 10.24% 9.60%

# Appendix: GAAP to Non-GAAP Reconciliation

EAST WEST BANCORP, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
($ in thousands)
(unaudited)

Return on average TCE represents tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of mortgage servicing assets. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Adjusted tangible net income is tangible net income excluding the following tax-effected impacts: discount accretion and interest recoveries from the full payment on purchased credit impaired and workout loans, change in equity award expense recognition for retirement eligible employees, FDIC special assessment and DC Solar adjustments, and the impact of the CA SSF. Given that the use of such measures and ratios is more prevalent in the banking industry, and are used by banking regulators and analysts, the Company has included them below for discussion.

| | | Three Months Ended | | | Year Ended | |
|---|---|---|---|---|---|---|
| | | December 31, 2025 | September 30, 2025 | December 31, 2024 | December 31, 2025 | December 31, 2024 |
| Net income | (a) | $ 356,271 | $ 368,394 | $ 293,115 | $ 1,325,188 | $ 1,165,586 |
| Add: Amortization of mortgage servicing assets | | 249 | 266 | 334 | 1,124 | 1,322 |
| Tax effect of amortization adjustment[1] | | (70) | (75) | (99) | (315) | (393) |
| Tangible net income | (b) | $ 356,450 | $ 368,585 | $ 293,350 | $ 1,325,997 | $ 1,166,515 |
| Less: Loan payoff discount accretion and interest recoveries | | - | (32,296) | - | (32,296) | - |
| Add: Change in equity award expense recognition for retirement eligible employees | | 4,328 | 27,141 | - | 31,469 | - |
| Less/Add: FDIC special assessment (reversal) charge | | (6,874) | (1,927) | (3,385) | (8,801) | 8,800 |
| Less: DC Solar recoveries | | (4,997) | (50) | (343) | (5,047) | (14,690) |
| Tax effects of adjustments[1] | | 2,114 | 2,010 | 1,109 | 4,112 | 1,751 |
| Add: Impact of the CA SSF | | - | - | - | 6,391 | - |
| Adjusted tangible net income | (c) | $ 351,021 | $ 363,463 | $ 290,731 | $ 1,321,825 | $ 1,162,376 |
| Average stockholders' equity | (d) | $ 8,774,315 | $ 8,381,214 | $ 7,731,324 | $ 8,276,408 | $ 7,315,174 |
| Less: Average goodwill | | (465,697) | (465,697) | (465,697) | (465,697) | (465,697) |
| Average mortgage servicing assets | | (4,270) | (4,534) | (5,445) | (4,684) | (5,953) |
| Average tangible book value | (e) | $ 8,304,348 | $ 7,910,983 | $ 7,260,182 | $ 7,806,027 | $ 6,843,524 |
| Return on average common equity[2] | (a)/(d) | 16.11% | 17.44% | 15.08% | 16.01% | 15.93% |
| Return on average TCE[2] | (b)/(e) | 17.03% | 18.48% | 16.07% | 16.99% | 17.05% |
| Adjusted return on average TCE[2] | (c)/(e) | 16.77% | 18.23% | 15.93% | 16.93% | 16.99% |

(1) Applied statutory tax rate of 28.02% for the three and twelve months ended December 31, 2025. Applied statutory tax rate of 28.18% for the three months ended September 30, 2025. Applied statutory tax rate of 29.73% for the three and twelve months ended December 31, 2024.
(2) Annualized.

EASTWESTBANK
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